U.S. Crop Nutrient Demand Outlook Recovery and Moderate Growth Prospects Dr. Michael R. Rahm Vice President Market and Strategic Analysis IFA Fertilizer Demand Meeting Paris, France May 31, 2010

May 31, 2010
IFA Fertilizer Demand Meeting
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its
Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange
Commission.  Actual results may differ from those set forth in the forward-looking statements.

May 31, 2010
IFA Fertilizer Demand Meeting
Topics
The Collapse of 2008/09:  A Post Mortem
The Recovery of 2009/10:  A First Read
Medium Term Outlook:  Moderate Growth Prospects
Positive agricultural outlook and farm economics
Further increases in corn based ethanol production
Crop-nutrient-using technical change

May 31, 2010
IFA Fertilizer Demand Meeting
The Collapse of 2008/09:  A Post Mortem
No official statistics yet
Large estimated declines especially in P&K use
N:  -5% to -7%
P:  -15% to -20%
K:  -35% to -40%
Estimates based on:
Unprecedented drop in domestic shipments
2008/09 statistics released by a few states
Survey data
Large drawdown of stocks in pipeline and farm field

Million Tons P2O5

Million Tons N

Million Tons K2O

May 31, 2010
IFA Fertilizer Demand Meeting
2008/09 Demand Collapse in Pictures
16
17
18
19
20
21
22
23
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Fertilizer Year Ending June 30
U.S. Nutrient Use
Source: AAPFCO and Mosaic
9.0
9.5
10.0
10.5
11.0
11.5
12.0
12.5
13.0
13.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Fertilizer Year Ending June 30
U.S. Nitrogen Use
Source: AAPFCO and Mosaic
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.75
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Fertilizer Year Ending June 30
U.S. Potash Use
Source: AAPFCO and Mosaic
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Fertilizer Year Ending June 30
U.S. Phosphate Use
Source: AAPFCO and Mosaic

IFA Fertilizer Demand Meeting
May 31, 2010
IFA Fertilizer Demand Meeting
Collapse in NA Phosphate Shipments and Use
U.S. DAP/MAP shipments were less than the
minimum of the five-year range in 8 months of 12
months during the 2008/09 fertilizer year.
Shipments were especially slow during
traditionally strong shipment months such as Oct,
Nov, Mar, Apr and May.
We estimate that U.S. phosphate use declined
17% in 2008/09 due to a sharp drop in application
rates.  Inventory, production and trade statistics
indicate that implied domestic shipments of
DAP/MAP declined 37% or 2.9 million tons in
2008/09.
4.4
4.5
4.6 4.6
4.2
4.3
4.3
4.6
4.3
4.8
4.6
4.5
4.6
4.2
3.5
6.9
6.6
7.3
7.5
6.4
7.1
6.9
6.8
7.5
7.6
7.2
6.7
7.2
7.8
4.9
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
DAP/MAP
Mil Tons
P O
U.S. Phosphate Use and DAP/MAP Shipments
Source: AAPFCO, TFI and Mosaic Fertilizer Year Ending June 30
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
U.S. DAP and MAP Domestic Shipments
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI
2 5
Phosphate Use (L) Estimated DAP/MAP Use (R) DAP/MAP Shipments (R)

May 31, 2010
IFA Fertilizer Demand Meeting
Collapse in NA Potash Shipments and Use
NA MOP monthly shipments trended downward
throughout the 2008/09 fertilizer year.  Implied
May shipments of about 195,000 tons KCL were
approximately 1.0 million tons less than the three-
year average for this peak shipping month.
We estimate that N.A. potash use declined 38%
in 2008/09 due to a sharp drop in application
rates.  Inventory, production and trade statistics
indicate that implied domestic shipments of MOP
plunged 51% or more than 5.4 million tons in
2008/09.
5.5
5.6
5.8
5.7
5.4
5.3
5.3
5.3 5.3
5.9
5.5
5.1
5.6
5.0
3.1
10.6
10.5
11.2
12.1
10.3
10.4 10.4
10.3
10.6
11.8
11.2
8.8
11.3
10.7
5.3
5
6
7
8
9
10
11
12
13
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
KCL
Mil Tons
K O
North America Potash Use and MOP Shipments
Ag Use (L) Total Shipments (R) Estimated Use (R)
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
North America MOP Domestic Shipments
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and Mosaic
2

May 31, 2010
IFA Fertilizer Demand Meeting
State Statistics Show a Large Drop in 2008/09
2008/09 Change from Five-year Average
Total Shipments -25%
Nitrogen -13%
Phosphate -41%
Potash -53%
2008/09 Change from Five-year Average
Total Shipments -17%
Nitrogen -7%
Phosphate -35%
Potash -36%
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
4.25
2002 2003 2004 2005 2006 2007 2008 2009
Mil Tons
Iowa Fertilizer Sales
Fertilizer Year Ending June 30
Source: Iowa Department of Agriculture Commercial Feed and Fertilizer Bureau
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2002 2003 2004 2005 2006 2007 2008 2009
Mil Tons
Missouri Fertilizer Sales
Fertilizer Year Ending June 30
Source: Missouri Fertilizer/Ag Lime Control Service

Average sales % change 2009 crop compared with the 2008 crop

Nitrogen Sales
Phosphorus Sales
Potassium Sales
-3.1%
-14.8%
-27.6%
-35.0%
-30.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%

8 May 31, 2010 IFA Fertilizer Demand Meeting Survey Indicates a Large Decline in 2008/09 Source: IPNI and TFI. 2009 North American Retail Fertilizer Survey.

Reasons for using less phosphorus in 2009 compared to 2008

Fertilizer prices too high
87.3%
Soil tests high enough to justify temporary reduction
32.9%
Commodity prices too low
25.0%
Weather
9.6%
Change in crop acreage
8.8%
Other
7.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%

Reasons for using less potassium in 2009 compared to 2008

Fertilizer prices too high
93.4%
Soil tests high enough to justify temporary reduction
29.4%
Commodity prices too low
21.9%
Change in crop acreage
10.1%
Weather
7.5%
Other
3.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%

9 May 31, 2010 IFA Fertilizer Demand Meeting High Prices the Main Reason for Declines Source: IPNI and TFI. 2009 North American Retail Fertilizer Survey.

May 31, 2010
IFA Fertilizer Demand Meeting
De-stocking From the Pipeline to Farm Field
De-stocking of the distribution pipeline
DAP/MAP:  800,000 to 1.0 million ton decline
MOP:  1.4 to 1.6 million ton decline
Crop removal exceeded P&K application
4.4
4.5
4.6 4.6
4.2
4.3
4.3
4.6
4.3
4.8
4.6
4.5
4.6
4.2
3.5
6.9
6.6
7.3
7.5
6.4
7.1
6.9
6.8
7.5
7.6
7.2
6.7
7.2
7.8
4.9
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
DAP/MAP
Mil Tons
U.S. Phosphate Use and DAP/MAP Shipments
Phosphate Use (L) DAP/MAP Shipments (R) Estimated DAP/MAP Use (R)
Source: AAPFCO, TFI and Mosaic Fertilizer Year Ending June 30
5.5
5.6
5.8
5.7
5.4
5.3
5.3
5.3 5.3
5.9
5.5
5.1
5.6
5.0
3.1
10.6
10.5
11.2
12.1
10.3
10.4 10.4
10.3
10.6
11.8
11.2
8.8
11.3
10.7
5.3
5
6
7
8
9
10
11
12
13
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
KCL
Mil Tons
North America Potash Use and MOP Shipments
Ag Use (L) Total Shipments (R) Estimated Use (R)
Source: IPNI and Mosaic Fertilizer Year Ending June 30
P O
K O
2
2
5

May 31, 2010
IFA Fertilizer Demand Meeting
Topics
The Collapse of 2008/09:  A Post Mortem
The Recovery of 2009/10:  A First Read
Medium Term Outlook:  Moderate Growth Prospects
Positive agricultural outlook and farm economics
Further increases in corn based ethanol production
Crop-nutrient-using technical change

May 31, 2010
IFA Fertilizer Demand Meeting
The Recovery of 2009/10:  A First Read
Demand recovery
N:  +5% to +7%
P:  +17% to +22%
K:  +35% to +40%
Estimates based on:
Strong rebound in domestic shipments
Good to ideal weather this spring
Anecdotal reports from customers
Cautious distributors and a de-stocked pipeline
Just-in-time inventory
No-price-established (NPE) contracts or consignment

Million Tons P2O5

Million Tons N

Million Tons K2O

2009/10 Demand Recovery in Pictures
16
17
18
19
20
21
22
23
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F
Million Tons N+P2O5+K2O
Fertilizer Year Ending June 30
U.S. Nutrient Use
Source: AAPFCO and Mosaic
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F
Million Tons P2O5
Fertilizer Year Ending June 30
U.S. Phosphate Use
Source: AAPFCO and Mosaic
9.0
9.5
10.0
10.5
11.0
11.5
12.0
12.5
13.0
13.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F
Million Tons N
Fertilizer Year Ending June 30
U.S. Nitrogen Use
Source: AAPFCO and Mosaic
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.75
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F
Million Tons K2O
Fertilizer Year Ending June 30
U.S. Potash Use
Source: AAPFCO and Mosaic

May 31, 2010
IFA Fertilizer Demand Meeting

May 31, 2010
IFA Fertilizer Demand Meeting
DAP/MAP Shipments Up 49% So Far This Year
U.S. DAP/MAP shipments surged in April reflecting strong farm demand. Year-to-date (Jul-Apr)
shipments totaled 5.9 million tons, up 49% from the low levels a year earlier.  Shipments are projected to rebound 39% to 6.8 million tons this fertilizer  year or 96% of the 10-year Olympic average of 7.1 million tons (an Olympic average excludes  the low and high during the last 10 years).
Buyers remain cautious and distribution pipeline inventories are projected to remain at low levels.
The spring season is winding down and focus will begin to shift to summer fill programs.
4.4
4.5
4.6 4.6
4.2
4.3
4.3
4.6
4.3
4.8
4.6
4.5
4.6
4.2
3.5
4.2
6.9
6.6
7.3
7.5
6.4
7.1
6.9
6.8
7.5
7.6
7.2
6.7
7.2
7.8
4.9
6.8
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E
Mil Tons
DAP/MAP
Mil Tons
P
2
O
5
U.S. Phosphate Use and DAP/MAP Shipments
Phosphate Use (L) DAP/MAP Shipments (R) Estimated DAP/MAP Use (R)
Source: AAPFCO, TFI and Mosaic Fertilizer Year Ending June 30
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
U.S. DAP and MAP Domestic Shipments
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: TFI

May 31, 2010
IFA Fertilizer Demand Meeting
MOP Shipments Up 39% So Far This Year
MOP domestic shipments exceeded three-year averages for the first four months of 2010.  In fact, MOP shipments in Q1 were up 340% or 2.5 million tons from the low level a year earlier.
Shipments increased 12% in April reflecting strong farm demand. Fertilizer year-to-date (July-
April) shipments now total 6.8 million tons KCL, up 39% from anemic level a year earlier.  MOP shipments are projected to rebound 51% to almost 8.0 million tons this fertilizer year, but that still is the second lowest total during the modern era of production agriculture and roughly three-quarters of the 10-year Olympic average of 10.5 million tons.
5.5
5.6
5.8
5.7
5.4 5.3
5.3
5.3
5.3
5.9
5.5
5.1
5.6
5.0
3.1
4.2
10.6
10.5
11.2
12.1
10.3
10.4
10.4
10.3
10.6
11.8
11.2
8.8
11.3
10.7
5.3
8.0
5
6
7
8
9
10
11
12
13
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10F
Mil Tons
KCL
Mil Tons
K O
North America Potash Use and MOP Shipments
Ag Use (L) Total Shipments (R) Estimated Use (R)
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
2
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
North America MOP Domestic Shipments
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: IPNI and Mosaic

May 31, 2010
IFA Fertilizer Demand Meeting
An Early Spring Supports Demand Recovery
0
10
20
30
40
50
60
70
80
90
100
02 09 16 23 30 06 13 20 27 04
Report Week Ending (Sunday)
U.S. Soybean Planting Progress
10 -yr Range 2009 2010 5-yr Avg
May
Jun
0
10
20
30
40
50
60
70
80
90
100
04 11 18 25 02 09 16 23 30 06 13
Report Week Ending (Sunday)
U.S. Corn Planting Progress
10-yr Range 2009 2010 5-yr Avg
Apr May Jun
Almost 70% of the U.S. corn crop was planted by May 2
nd
this year. Corn planting was 93%
complete as of May 23 , up from 80% a year ago and up from the five-year average of 89%
for  this  date.
Soybean planting was 53% complete as of May 23
rd
. That is up from 44% a year ago but down
slightly  from  the  five-year  average  of  57%   for  this  date.
rd

May 31, 2010
IFA Fertilizer Demand Meeting
Topics
The Collapse of 2008/09:  A Post Mortem
The Recovery of 2009/10:  A First Read
Medium Term Outlook:  Moderate Growth Prospects
Positive agricultural outlook and farm economics
Further increases in corn based ethanol production
Crop-nutrient-using technical change

May 31, 2010
IFA Fertilizer Demand Meeting
Medium Term Outlook: Moderate Growth Prospects
Positive agricultural outlook
Recent stock build cushions a potential supply shock
Steady demand growth vs. supply step changes
High futures prices and solid farm economics
Further increases in corn based ethanol production
Energy Independence and Security Act of 2007
Expected production this decade
Crop-nutrient-using technical change
New seed technology
Implications for the crop input bundle
Forecasts

May 31, 2010
IFA Fertilizer Demand Meeting
Stock Build Cushions a Potential Supply Shock
2010/11 Scenario Assumptions
Low Medium High
Harvested Area Change 1.5% 1.5% 1.5%
Yield Deviation from Trend Largest Negative 0 Largest Positve
Demand Growth 2.0% 2.5% 3.0%
40
50
60
70
80
90
100
110
120
250
300
350
400
450
500
550
600
650
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11 10/11  10/11 10/11
L M H
Days of Use Mil Tonnes
World Grain and Oilseed Stocks
Stocks Days of Use
Source: USDA and Mosaic (for 10/11 L/M/H scenarios)

May 31, 2010
IFA Fertilizer Demand Meeting
Steady Demand Growth vs. Supply Step Changes
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11 10/11  10/11
L M
10/11
H
Bil Tonnes World Grain and Oilseed Production and Use
Production Use
Source: USDA and Mosaic (for 10/11 L/M/H scenarios)

May 31, 2010
IFA Fertilizer Demand Meeting
Record Harvested Area and Yields Required
2.4
2.5
2.6
2.7
2.8
2.9
3.0
3.1
780
800
820
840
860
880
900
920
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11 10/11  10/11 10/11
L M H
MT Ha
Mil Ha
World Grain and Oilseed Harvested Area and Yield
Harvested Area Yield Trend
Source: USDA and Mosaic (for 10/11 L/M/H scenarios)

Still Strong Signals for the Next Three Years
3.50
3.75
4.00
4.25
4.50
4.75
5.00
Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
$ BU
New Crop Corn Prices
Daily Close of New Crop Options June 2, 2009 to May 24, 2010
Dec 2010 Dec 2011 Dec 2012 Dec 2013
8.00
8.50
9.00
9.50
10.00
10.50
11.00
Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
$ BU
New Crop Soybean Prices
Daily Close of New Crop Options June 2, 2009 to May 24, 2010
Nov 2010 Nov 2011 Nov 2012 Nov 2013
22
May 31, 2010
IFA Fertilizer Demand Meeting
Source: CBOT
Source: CBOT

May 31, 2010
IFA Fertilizer Demand Meeting
Still Solid U.S. Midwest Farm Economics
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009E 2010E 2011F
$ Acre
Source:  Iowa State University and Mosaic
Return After Variable Cost
for a U.S. Midwest High Yield Farm Operation
Soybean Corn Following Soybean Corn Following Corn

May 31, 2010
IFA Fertilizer Demand Meeting
Renewable Fuel Standard
U.S. Renewable Fuel Standard (bil gal)
EISA 2007 RFS2
EPAct Total Advanced Biofuel Conventional
2005 Renewable Total or Total Less
Year RFS1 Fuel Advanced Cellulosic Advanced
2006 4.00 na na na na na
2007 4.70 na na na na na
2008 5.40 9.00 na na na 9.00
2009 6.10 11.10 0.60 na 0.33 10.50
2010 6.80 12.95 0.95 0.01 0.82 12.00
2011 7.40 13.95 1.35 0.25 0.80 12.60
2012 7.50 15.20 2.00 0.50 1.00 13.20
2013 tbd 16.55 2.75 1.00 tbd 13.80
2014 tbd 18.15 3.75 1.75 tbd 14.40
2015 tbd 20.50 5.50 3.00 tbd 15.00
2016 tbd 22.25 7.25 4.25 tbd 15.00
2017 tbd 24.00 9.00 5.50 tbd 15.00
2018 tbd 26.00 11.00 7.00 tbd 15.00
2019 tbd 28.00 13.00 8.50 tbd 15.00
2020 tbd 30.00 15.00 10.50 tbd 15.00
2021 tbd 33.00 18.00 13.50 tbd 15.00
2022 tbd 36.00 21.00 16.00 tbd 15.00
Source:  Energy Policy Act of 2005 (EPACT 2005) and Energy Independence and Security Act of 2007 (EISA 2007)
EPA-420-F-10-007 and Mosaic estimate
Biomass-
Based Diesel
A recent EPA rule adjusts the 2010 RFS to take into account the slower than expected development of cellulosic biofuels and set the requirement at just 6.5 million gallons this year versus the 100 million gallon benchmark.  The ruling also set a RFS for biodiesel of 1.15 billion gallons for 2009 and 2010 combined.
The overall RFS is 12.95 billion gallons this calendar year so all of this implies that at least 12.12 billion gallons of corn based ethanol will be needed for blending into U.S. gasoline supplies this calendar year.
That would require about 4.33 billion bushels of corn if all was produced in the United States.

May 31, 2010
IFA Fertilizer Demand Meeting
Ethanol Production Expected to Increase
0%
2%
4%
6%
8%
10%
12%
14%
16%
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Percent
Bil Gal
Source:  EIA and Mosaic
U.S. Ethanol Production
Forecast Actual Percent of Gasoline Use

Crop-Nutrient-Using Technical Change
New seed technology
Traits to make plants thrive in high population environment
Implications for the entire crop input bundle
Equipment
Crop protection chemicals
Crop nutrients
Twin Row Conventional
30 inches 20 inches
48-row planter capable of planting
more than 1000 acres per day

May 31, 2010
IFA Fertilizer Demand Meeting

May 31, 2010
IFA Fertilizer Demand Meeting
Medium Term Forecasts in Pictures
16
17
18
19
20
21
22
23
24
90 92 94 96 98 00 02 04 06 08 10F 12F 14F
Fertilizer Year Ending June 30
U.S. Nutrient Use
9.0
9.5
10.0
10.5
11.0
11.5
12.0
12.5
13.0
13.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F11F12F13F14F15F
Million Tons N
Fertilizer Year Ending June 30
U.S. Nitrogen Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F11F12F13F14F15F
Fertilizer Year Ending June 30
2.50
3.00
3.50
4.00
4.50
5.00
5.50
6.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E10F11F12F13F14F15F
Fertilizer Year Ending June 30
Mil Tons P O U.S. Phosphate Use
Mil Tons K O U.S. Potash Use
2 5
2

U.S. Crop Nutrient Demand Outlook
Recovery and Moderate Growth Prospects
Dr. Michael R. Rahm
Vice President
Market and Strategic Analysis
IFA Fertilizer Demand Meeting
Paris, France
May 31, 2010
Thank You!